UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

(November 6, 2023)

Core & Main, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Craig Park Court St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The registrant is furnishing with this Current Report on Form 8-K (the “Current Report”) preliminary estimated financial results for the registrant’s fiscal quarter ended October 29, 2023 in advance of its presentation at the 2023 Baird Global Industrial Conference.

Unaudited Preliminary Estimated Results for the Three Months Ended October 29, 2023

Set forth below are unaudited preliminary estimated financial results for Core & Main, Inc. (“we,” “us,” or “our,” as the context requires), based on information available to us as of the date of this Current Report. The amounts set forth below are subject to revision based upon the completion of our quarter-end financial closing process, a final review by our management, as well as the related external review of our results of operations for the three months ended October 29, 2023 and the preparation of full financial statements and related notes. The unaudited preliminary estimated financial information included in this Current Report has been prepared by, and is the responsibility of, our management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or applied agreed-upon procedures with respect to the preliminary financial information. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The processes we have used to produce the unaudited preliminary estimated financial information required a greater degree of estimation and assumptions than required during a typical period end closing process. During the completion of such procedures and preparation, we may identify additional items that require material adjustments to the unaudited preliminary estimated financial information presented below. The unaudited preliminary estimated financial information should not be considered a substitute for the financial statements for the three months ended October 29, 2023 prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) once they become available. Therefore, investors should not place undue reliance on the unaudited preliminary estimated financial information below. The estimates presented below do not purport to indicate our results of operations for the full third fiscal quarter of 2023 and are not necessarily indicative of any future period or any full fiscal year and should be read together with our audited consolidated financial statements and related notes, our unaudited condensed interim consolidated financial statements and related notes and our other financial information reported in our Annual Report on Form 10-K for the fiscal year ended January 29, 2023 and Quarterly Reports on Form 10-Q for the quarterly periods ended April 30, 2023 and July 30, 2023. We undertake no obligation to update or revise these amounts as a result of new information or otherwise.

	Three Months Ended
	October 29, 2023 (low end of the range)	October 29, 2023 (high end of the range)	October 30, 2022

	Dollars in millions, unaudited
Net sales	$1,822	$1,832	$1,818
Net income	$153	$163	$178
Adjusted EBITDA(1)	$257	$263	$275

(1)	Adjusted EBITDA is a non-GAAP financial measure. See below for reconciliations of these amounts to the most directly comparable GAAP financial measure.

In addition to providing results that are determined in accordance with GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure. This measure is not considered a measure of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. This measure should not be considered in isolation or as an alternative to GAAP measures such as net income, cash provided by or used in operating, investing or financing activities or other financial statement data presented in our financial statements as an indicator of our financial performance or liquidity.

We define EBITDA as net income adjusted for depreciation and amortization, provision for income taxes and interest expense. We define Adjusted EBITDA as EBITDA as further adjusted for certain items management believes are not reflective of the underlying operations of our business, including (a) loss on debt modification and extinguishment, (b) equity-based compensation, (c) expenses associated with public offerings and (d) expenses associated with acquisition activities. Net income is the most directly comparable GAAP measure to Adjusted EBITDA.

We use Adjusted EBITDA to assess the operating results and effectiveness and efficiency of our business. We present this non-GAAP financial measure because we believe that investors consider it to be an important supplemental measure of performance, and we believe that this measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. For example, Adjusted EBITDA:

•	does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on debt;

•	does not reflect income tax expenses, the cash requirements to pay taxes or related distributions;

•	does not reflect cash requirements to replace in the future any assets being depreciated and amortized; and

•	excludes certain transactions or expenses as allowed by the various agreements governing our indebtedness.

Adjusted EBITDA is not an alternative measure of financial performance or liquidity under GAAP and therefore should be considered in conjunction with net income and other performance measures such as gross profit or net cash provided by or used in operating, investing or financing activities and not as alternatives to such GAAP measures. In evaluating Adjusted EBITDA, you should be aware that, in the future, we may incur expenses similar to those eliminated in this presentation.

The following table sets forth a reconciliation of net income to Adjusted EBITDA for the periods presented.

	Three Months Ended
	October 29, 2023 (low end of the range)	October 29, 2023 (high end of the range)	October 30, 2022

	Dollars in millions, unaudited
Net income	$153	$163	$178
Depreciation and amortization (1)	38	38	37
Provision for income taxes	41	37	40
Interest expense	20	20	16

EBITDA	$252	$258	$271
Equity-based compensation	3	3	2
Acquisition expenses(2)	1	1	1
Offering expenses(3)	1	1	1

Adjusted EBITDA	$257	$263	$275

(1)

Includes depreciation of certain assets, which is expected to be reflected in “cost of sales” in our Statement of Operations in the unaudited condensed consolidated financial statement for the three months ended October 29, 2023.

(2)

Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments, expense recognition of purchase accounting fair value adjustments (excluding amortization) and contingent consideration adjustments.

(3)	Represents costs related to secondary offerings.

Item 7.01	Regulation FD Disclosure.

The information referred to in Item 2.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 7.01.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Forward-looking statements include, without limitation, all matters that are not historical facts. They appear in a number of places throughout this Current Report and include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, our financial position, results of operations, cash flows, prospects, and growth strategies.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this Current Report, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 29, 2023 and those described from time to time in our other filings with the SEC, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for municipal contracts; price fluctuations in our product costs; our ability to manage our inventory effectively, including during periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or restrictive supplier distribution rights are terminated; the availability and cost of freight; the ability of our customers to make payments on credit sales; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products as well as work stoppages and other disruptions due to labor disputes; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; interruptions in the proper functioning of our and our third-party service providers’ information technology systems, including from cybersecurity threats; our ability to continue our customer relationships with short-term contracts; risks associated with exporting our products internationally; our ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; our indebtedness and the potential that we may incur additional indebtedness; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Holdings and the Tax Receivable Agreements; increases in interest rates and the impact of transitioning away from the London Interbank Offered Rate, generally to the term secured overnight financing rate, as a benchmark rate in contracts; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; the significant influence that CD&R has over us and potential conflicts between the interests of CD&R and other stockholders; and other risks and factors included under “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended January 29, 2023 and those described from time to time in our other filings with the SEC.

You should read this Current Report, our Annual Report on Form 10-K for the fiscal year ended January 29, 2023, our Quarterly Reports on Form 10-Q for the quarterly periods ended April 30, 2023 and July 30, 2023 and our other filings with the SEC, completely and with the understanding that actual future results may be materially different from expectations. All forward-looking statements attributable to us or persons acting on our behalf that are made in this Current Report are qualified in their entirety by these cautionary statements. These forward-looking statements are made only as of the date presented, and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, and changes in future operating results over time or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2023	CORE & MAIN, INC.

	By:	/s/ Stephen O. LeClair
	Name:	Stephen O. LeClair
	Title:	Chief Executive Officer